FINANCE EXPENSE, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Analysis of income and expense [abstract]
Interest income	$ (559)	$ (72)
Interest expense, net of capitalized interest (see Note 7)	13,281	6,039
Interest on financing component of deferred revenue (see Note 11)	4,750	0
Net foreign exchange gain	(91)	(172)
Accretion of rehabilitation provision	691	1,245
Conversion make-whole payment	0	1,445
Finance expense, net	$ 18,072	$ 8,485